MONROE, Mich., December 23, 2013 – MBT Financial Corp., (Nasdaq: MBTF), Monroe, Michigan (the “Company”), announced today that it entered into securities purchase agreements to sell $14 million of common stock through the issuance of 3,294,118 shares, at a price of $4.25 per share, to two institutional investors. Castle Creek Capital Partners IV, LP (“Castle Creek”) and Patriot Financial Partners II, L.P. (together with Patriot Financial Partners Parallel II, L.P., “Patriot”), each agreed to invest $7.00 million in the Company in exchange for 1,647,059 newly issued shares of the Company’s common stock in a private placement transaction, under separate securities purchase agreements.

The Company received today $7.00 million through the issuance and sale of 1,647,059 shares of common stock to Patriot and $4.25 million through the issuance and sale of 1,000,000 shares of common stock to Castle Creek. Under the terms of its agreement with the Company, Castle Creek is anticipated to complete, subject to certain regulatory approvals, the purchase of an additional 647,059 shares in exchange for $2.75 million sometime during the first quarter of 2014.

The Company also announced it will amend its registration statement currently pending with the Securities and Exchange Commission to provide for a rights offering to existing shareholders of the Company of $6.00 million of common stock at the same per share price of $4.25 per share. The Company expects the rights offering will begin, subject to completion of the registration of the shares with the Securities and Exchange Commission, following the completion of the remaining sale of common stock to Castle Creek under its securities purchase agreement sometime during the first quarter of 2014. Castle Creek and Patriot have agreed, subject to negotiation of a mutually satisfactory standby purchase agreement, and compliance with any applicable laws, to fully participate in the rights offering and to purchase any shares of common stock that remain unsubscribed in the rights offering, subject to a limitation on each of their ownership in the Company of 9.9% of the outstanding common stock. Donnelly Penman & Partners is the placement agent (the “Agent”) for both the private placements and the rights offering.

Doug Chaffin, President and CEO stated: “Over the past three years our company has been very focused on preserving capital, maintaining liquidity, improving asset quality, improving earnings and reducing our level of nonperforming assets. While doing so, we have maintained our strong focus on serving our customers and communities. We are completing this private placement of our common stock to raise $14.00 million and will conduct a rights offering to provide our shareholders an opportunity to purchase our common stock at the same price and to raise an additional $6.00 million. This private placement and our planned rights offering have been authorized by our board of directors to improve our capital position and to provide additional capital for our bank subsidiary. We are very pleased that Castle Creek and Patriot, two very well respected institutional investors in community banks, have chosen to make a significant investment in MBT Financial Corp. We feel their long term commitment to our company positions us well as we evaluate our opportunities for future growth.”

On December 23, 2013, the Company announced that its portfolio of bank trust preferred collateralized debt obligations, commonly known as “TruPS securities,” may be considered disallowed investments under the final rule implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, commonly referred to as the “Volcker Rule,” which was released jointly by the Federal Reserve and a number of federal regulatory agencies on December 10, 2013. The final rule requires banking entities to divest disallowed securities by July 21, 2015, unless, upon application, the Federal Reserve grants extensions to July 21, 2017. In connection with the foregoing, as of December 20, 2013, the Company anticipates that in the fourth quarter of 2013 it may be required to adjust the carrying values of its TruPS investments to market value through a non-cash Other Than Temporary Impairment charge to earnings. The effect of the announcement of the final Volcker rule on community banks that hold TruPS securities has received strong criticism from the banking industry, and its final resolution remains uncertain at this time. As of September 30, 2013, the Company reported in its balance sheet three TruPS that are classified as Available for Sale. The amortized cost of the securities was $9.5 million and the estimated Fair Value was $5.9 million. The estimated market value of these securities ranges from $3.5 to $4.0 million. If the Volcker rule remains in effect without amendment, management believes that the effect on the Company would be to require an after tax charge to earnings for 2013 in the range of $3.6 to $4.0 million. Such charge will not require future cash expenditures by the Company.

The Company has filed a registration statement, including a prospectus, with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company or the Agent will arrange to send you the prospectus if you request it by calling toll-free at 1 (800) 321-0032, or by emailing Greg Cunningham at gcunningham@donnellypenman.com.

About the Company

MBT Financial Corp. (NASDAQ: MBTF), a bank holding company headquartered in Monroe, Michigan, is the parent company of Monroe Bank & Trust (“MBT”). Founded in 1858, MBT is one of the largest independently owned community banks in Southeast Michigan. With over $1 billion in assets, MBT is a full-service bank, offering a complete range of business and personal accounts, credit and mortgage options, investment and retirement services and award-winning financial literacy outreach. MBT’s Wealth Management Group (“WMG”) is one of the largest and most respected in Michigan. The WMG has been listed as a Top Money Management firm for assets under management by Crain’s Detroit Business. With 24 offices, 46 ATMs, convenient mobile and online banking, a robust online and social media presence and a comprehensive array of products and services, MBT prides itself in offering an incomparable banking experience. Visit MBT’s website at www.mbandt.com.

Forward-Looking Statements

The statements contained in this press release, other than historical information, are forward-looking statements, which involve risks, assumptions and uncertainties. Forward-looking statements, which are based on various assumptions (some of which are beyond the Company's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of these terms. The Company’s actual results may differ materially from the results discussed in forward-looking statements. The risks, uncertainties and factors affecting actual results include but are not limited to: our ability to conduct, and the results of, the private placement and rights offering; our ability to dispose of substandard assets and the disposition prices thereof; credit risk and asset/liability management; change in the financial and securities markets, including changes with respect to the market value of our financial assets; economic and political conditions, especially in Southeast Michigan; real estate prices and sales in the Company’s markets; competitive circumstances; bank regulation, legislation, accounting principles and monetary policies; the interest rate environment; efforts to increase our capital and reduce our nonperforming assets; and technological changes. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company does not undertake, and specifically disclaims, any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Additional information regarding risk factors can be found in the Company’s filings with the Securities and Exchange Commission.